Fees Summary	Aug. 21, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 11,730.69
Total Fee Amount	11,730.69
Total Transaction Valuation	76,621,115.10
Total Offset Amount	0.00
Net Fee	$ 0.00